SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

NEOMEDIA TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NEOMEDIA TECHNOLOGIES, INC.

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of NeoMedia Technologies, Inc. (the “Company”). The special meeting will be held at the offices of the Company at Two Concourse Parkway, Suite 500, Atlanta, Georgia 30328 on December 10, 2008, beginning at 9:30 a.m., Eastern Standard Time.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company’s Board of Directors.

We hope to see you at the meeting.

Sincerely,

/s/ Iain McCready

Chief Executive Officer

October ___, 2008

2

NEOMEDIA TECHNOLOGIES, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 10, 2008

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of NeoMedia Technologies, Inc. (the “Company”) will be held at the offices of the Company at Two Concourse Parkway, Suite 500, Atlanta, Georgia 30328 on December 10, 2008, beginning at 9:30 a.m., Eastern Standard Time, for the following purposes:

1.	To approve an amendment to the Company’s Certificate of Incorporation to decrease the par value of the Company’s common stock from $0.01 to $0.0001.

2.	To consider such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on October 22, 2008 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. A complete list of the stockholders entitled to vote at the Special Meeting will be open for examination by any stockholder during ordinary business hours for a period of ten (10) days prior to the Special Meeting at the Company’s corporate offices located at Two Concourse Parkway, Suite 500, Atlanta, Georgia 30328 and on the Company’s website at http://www.neom.com.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IMPORTANT

You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

PLEASE NOTE THAT ATTENDANCE AT THE MEETING WILL BE LIMITED TO STOCKHOLDERS OF NEOMEDIA TECHNOLOGIES, INC. AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING ADMISSION TICKETS OR OTHER EVIDENCE OF OWNERSHIP. THE ADMISSION TICKET IS DETACHABLE FROM YOUR PROXY CARD. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF NEOMEDIA TECHNOLOGIES, INC.’S STOCK TO GAIN ADMISSION TO THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

October ___, 2008	/s/ Iain McCready
Atlanta, Georgia	Chief Executive Officer

3

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS OF
NEOMEDIA TECHNOLOGIES, INC.
TO BE HELD ON DECEMBER 10, 2008

TABLE OF CONTENTS

ABOUT THE MEETING	1
PRINCIPAL HOLDERS OF VOTING SECURITIES	3
PROPOSAL - AMEND COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE PAR VALUE OF THE COMPANY’S COMMON STOCK TO $0.0001 PER SHARE	5
DESCRIPTION OF SECURITIES	7
OTHER MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING OF STOCKHOLDERS	11
ADDITIONAL INFORMATION	11
APPENDIX A	1

i

NEOMEDIA TECHNOLOGIES, INC.

PROXY STATEMENT

This proxy statement contains information related to the Special Meeting of Stockholders (the “Special Meeting”) of NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), to be held at the offices of the Company at Two Concourse Parkway, Suite 500, Atlanta, Georgia 30328 on December 10, 2008, beginning at 9:30 a.m., Eastern Standard Time, and at any postponements or adjournments thereof, for the purposes set forth herein. This proxy statement and the enclosed proxy are first being mailed on or about November 3, 2008 to all stockholders entitled to vote. The Company is making this proxy solicitation.

ABOUT THE MEETING

What Is The Purpose Of The Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the Notice of Meeting on the cover page of this proxy statement, which relates to a decrease in the par value of the Company’s common stock from $0.01 to $0.0001 per share.

Who Is Entitled To Vote?

Only stockholders of record on the close of business October 22, 2008 (the “Record Date”) are entitled to receive notice of the Special Meeting and to vote the shares of capital stock that they held on the Record Date at the Special Meeting, or any postponements or adjournments of the meeting. Holders of the Company’s Series C Preferred Stock have voting rights on an “as-converted” basis whereby, based on current market prices, each share of Series C Convertible Preferred Stock shall vote the equivalent to 100,000 shares of common stock and shall vote together with holders of common stock. See the section herein entitled “Description of Securities.”

Who Can Attend The Special Meeting?

All stockholders of record as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:00 a.m., and seating will begin at 9:15 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What Constitutes A Quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of voting capital stock outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, the stockholders held a total of 3,230,944,960 votes, including 1,300,244,960 shares of common stock and 19,307 shares of Series C Convertible Preferred Stock, each share of which is entitled to vote the equivalent to 100,000 shares of common stock. As such, holders of at least 1,615,472,481 votes must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How Do I Vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, then it will be voted as you direct. If you are a registered stockholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

What If I Do Not Specify How My Shares Are To Be Voted?

If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board’s recommendations.

Can I Change My Vote After I Return My Proxy Card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What Are The Board’s Recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board’s recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board recommends a vote:

•	“FOR” the approval to amend the Company’s Certificate of Incorporation to decrease the par value of the Company’s common stock from $0.01 to $0.0001 per share (see page 5).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What Vote Is Required To Approve Each Item?

Approval To Amend The Company’s Certificate of Incorporation. For the approval to amend the Company’s Certificate of Incorporation to decrease the par value of the Company’s common stock from $0.01 to $0.0001 per share, the affirmative vote of the holders of a majority of the 3,230,944,960 outstanding shares entitled to vote will be required for approval (at least 1,615,472,481 votes). A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

PRINCIPAL HOLDERS OF VOTING SECURITIES

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information about the beneficial ownership of our common stock and preferred stock as of the Record Date (October 22, 2008), by (i) each person who we know is the beneficial owner of more than five percent (5%) or more of the outstanding shares of common stock, (ii) each of our directors or those nominated to be directors, and executive officers, and (iii) all of our directors and executive officers as a group.

	Common Stock		Series C Convertible Preferred Stock		Combined Voting Percentage
					of Common And Series C Convertible
Name and Address of Beneficial Owner	Beneficial Ownership(1)	Percent of Class(1)	Beneficial Ownership(1)	Percent of Class (1)	Preferred Stock

Directors and Named Executive Officers

Iain A. McCready (2) (3)	6,410,256	*	-	*	*

Christian Steinborn (2) (4)	2,953,697	*	-	*	*

James J. Keil (2) (5)	5,000,000	*	-	*	*

George G. O'Leary (2) (6)	2,633,703	*	-	*	*

Michael W. Zima (2) (7)	-	*	-	*	*

All Officers and Directors as a Group (5 Persons) (8)	16,997,656	1.3%	-	*	*

Other Beneficial Owners

Apax Europe IV GP Co. Limited (9)	87,994,468	6.8%	-	*	2.7%

Argo Global Capital, LLC (10)	87,810,775	6.8%	-	*	2.7%

YA Global Investments, L.P. (11)	21,155,000	1.6%	19,307	100.0%	60.4%

Total:	196,960,243	15.1%	19,307	100.0%	65.9%

* Indicates less than 1%.

(1)
Applicable percentage of ownership is based on 1,300,244,960 shares of common stock and 19,307 shares of Series C Convertible Preferred Stock outstanding as of the Record Date. Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within sixty (60) days of the Record Date for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within sixty (60) days of the Record Date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The common stock and Series C Convertible Preferred Stock are the only outstanding classes of equity securities of the Company. Series C Convertible Preferred Stock is entitled to vote on an “as-converted” basis with holders of the Company’s common stock. As of the Record Date, each share of Series C Convertible Preferred Stock is eligible to vote the equivalent of 100,000 shares of common stock.

(2)	Address of the referenced individual is c/o NeoMedia Technologies, Inc., Two Concourse Parkway, Suite 500, Atlanta, GA, 30328.
(3)
Iain A. McCready is our Chief Executive Officer. Ownership includes 6,410,256 shares of common stock issuable upon exercise of stock options which will have vested within 60 days of October 22, 2008. The Company has issued to Mr. McCready options to purchase a total of 32,051,286 shares of our common stock, including the shares which will have vested as of October 22. 2008.

(4)
Christian Steinborn is Chief Executive Officer of our wholly owned subsidiary, Gavitec, AG. Ownership includes 1,200,000 shares of common stock issuable upon exercise of stock options which will have vested within 60 days of October 22, 2008. and 1,753,697 shares of common stock directly owned by Mr. Steinborn. The Company has issued to Mr. Steinborn options to purchase a total of 2,500,000 shares of our common stock, including the shares which will have vested within 60 days of October 22, 2008.

(5)	James J. Keil is a member of our Board of Directors. Ownership includes 2,500,000 shares of common stock issuable upon exercise of stock options and 2,500,000 shares owned by Mr. Keil directly.
(6)
George O'Leary is a member of our Board of Directors. Ownership includes 1,022,028 shares owned by SKS Consulting of South Florida Corp, a company that Mr. O'Leary currently serves as President, and 340,676 shares owned by Mr. Jay Bonk, an employee of SKS Consulting of South Florida Corp., 953,249 shares of common stock issuable upon exercise of stock options and 317,750 shares of common stock issuable upon exercise of stock options in the name of Mr. Bonk.

(7)
Michael W. Zima is our Chief Financial Officer and Corporate Secretary. The Company has issued to Mr. Zima options to purchase a total of 5,000,000 shares of our common stock, none of which will have vested within 60 days of October 22, 2008.

(8)
Includes an aggregate of 11,381,255 options to purchase shares of common stock which will have vested within 60 days of October 22, 2008 and 5,616,401 shares owned directly by our named executive officers and directors. The Company has issued options to purchase a total of 43,322,285 shares of our common stock, to our named officers and directors, including the shares which will have vested within 60 days of October 22, 2008.

(9)
This information is based solely on a review of Schedule 13G filed with the SEC by Apax Global Europe IV GP Co. Limited. The address of Apax Global Europe IV GP Co. Limited is P.O. Box 63, St Peter Port, Guernsey, Channel Islands, GY16JL.

(10)
This information is based solely on a review of Schedule 13G filed with the SEC by Argo Global Capital, LLC. The address of Argo Global Capital, LLC is 601 Edgewater Drive, Suite 345, Wakefield, Massachusetts 01880.

(11)
This information was provided by YA Global Investments, L.P. having an address at 101 Hudson Street, Suite 3700, Jersey City, NJ 07302. YA Global Investments, L.P. directly owns 21,155,000 shares of our common stock and 19,307 shares of our Series C Convertible Preferred Stock. YA Global Investments, L.P.’s holding of our Series C Convertible Preferred Stock gives them the right to 1,930,700,000 votes, on an as-converted basis. YA Global Investments, L.P. is contractually limited to own no more than 4.99% of our outstanding common shares at any time.

PROPOSAL - AMEND COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE PAR VALUE OF THE COMPANY’S COMMON STOCK TO $0.0001 PER SHARE

General Information

The Board of Directors has unanimously voted in favor of the Company decreasing the par value of the Company’s common stock from $0.01 to $0001 and strongly urges you to vote in favor of this proposal. The Board believes that a decrease in the par value is in the best interests of the stockholders because it will provide the Company greater flexibility to sell and issue shares of its common stock when desirable. State corporate laws prevent the Company from issuing shares of its common stock at a price per share below par. In light of the fact that the Company’s common stock has consistently traded below $0.01 in recent months, the Company has been unable to sell and issue shares of its common stock at current market prices. Lowering the Company’s par to a value which is less than recent market prices will enable the Company to do the following:

•
Comply with the terms of certain conversion provisions set forth in that certain Certificate of Designations of Series C Convertible Preferred Stock which entitle holders of Series C Convertible Preferred Stock to convert (at certain times and subject to the terms therein) shares of Series C Convertible Preferred Stock into common stock at a discount to market price.

•
Conduct a registration rights offering to existing stockholders whereby the Company may offer shares of common stock to such existing stockholders at a discount to the current trading price. Such an offering could generate cash for the Company to augment and possibly accelerate the Company’s efforts to bring products to market. Such an offering could also partially offset dilution experienced by legacy stockholders.

•	Revalue certain options and warrants outstanding to current and former officers, employees and creditors.

•	Properly incentivize current and future employees by issuing stock options at current market prices.

There are possible negative ramifications associated with lowering the par value of the common stock. For example, stockholders could experience dilution upon the issuance of new shares as contemplated by those activities described above. Also, the issuance of common stock at a lower price may afford the Company added flexibility to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences. Although there are these negative possibilities, the Company’s management and Board believe that the benefits to the Company’s stockholders outweigh the negatives.

THIS CHANGE WILL NOT DECREASE THE BOOK VALUE OR MARKET VALUE OF YOUR SHARES OR CHANGE ANY OF YOUR RIGHTS AND PRIVILEGES AS A STOCKHOLDER OF THE COMPANY.

Amendment to the Certificate of Incorporation

If the amendment to our Certificate of Incorporation is adopted, an amendment to the Certificate of Incorporation of the Company shall be filed with the Secretary of State of the State of Delaware so that Article IV therein reads as follows:

“Article IV. Authorized Stock.

The total number of shares of capital stock that the Corporation is authorized to issue is 5,025,000,000, which are divided into two (2) classes as follows: 5,000,000,000 shares of common stock, par value $0.0001 per share, and 25,000,000 shares of preferred stock, par value $0.01 per share.”

Vote Required For An Increase In Authorized Shares Of Common Stock

Approval to amend the Company’s Certificate of Incorporation to decrease the par value of the Company’s common stock from $0.01 to $0.0001 per share will require that the holders of at least a majority of the outstanding shares entitled to vote thereon vote “FOR” the proposal.

Recommendation Of The Board Of Directors

Our Board of Directors unanimously recommends a vote “FOR” the approval.

DESCRIPTION OF SECURITIES

The following description of our capital stock and certain provisions of our Certificate of Incorporation and Bylaws is a summary. For additional information, please refer to our Certificate of Incorporation, as amended, and Bylaws.

Common Stock

On June 28, 2006, our stockholders voted to increase our number of shares of authorized common stock from 1,000,000,000 to 5,000,000,000. As of October 22, 2008, 1,300,244,960 common shares were outstanding. Holders of common stock are entitled to one vote for each share held of record on each matter submitted to a vote of stockholders. Holders of the common stock do not have cumulative voting rights, which means that the holders of more than one half of our outstanding shares of common stock, subject to the rights of the holders of preferred stock, can elect all of our directors, if they choose to do so. In this event, the holders of the remaining shares of common stock would not be able to elect any directors. Subject to the prior rights of any class or series of preferred stock which may from time to time be outstanding, if any, holders of common stock are entitled to receive ratably, dividends when, as, and if declared by the Board of Directors out of funds legally available for that purpose and, upon our liquidation, dissolution, or winding up, are entitled to share ratably in all assets remaining after payment of liabilities and payment of accrued dividends and liquidation preferences on the preferred stock, if any. Holders of common stock have no preemptive rights and have no rights to convert their common stock into any other securities. Exclusive of the Company’s intention to initiate a shareholder sights offering, our common stock carries no intrinsic right to acquire additional shares and offset actual or potential dilution. In the event we were to elect to sell additional shares of common stock to the public, following this offering, investors in this offering would have no right to purchase additional shares. As a result, their percentage equity interest in us would be diluted.

Except as otherwise permitted by Delaware law, and subject to the rights of the holders of preferred stock, all stockholder action is taken by the vote of a majority of the outstanding shares of common stock voted as a single class present at a meeting of stockholders at which a quorum consisting of a majority of the outstanding shares of common stock is present in person or proxy.

Preferred Stock

The Company is authorized to issue 25,000,000 shares of preferred stock, par value $0.01 per share. The Company may issue preferred stock in one or more series and having the rights, privileges, and limitations, including voting rights, conversion rights, liquidation preferences, dividend rights and preferences and redemption rights, as may, from time to time, be determined by the Board of Directors. Preferred stock may be issued in the future in connection with acquisitions, financings, or other matters, as the Board of Directors deems appropriate. In the event that the Company determines to issue any shares of preferred stock, a certificate of designation containing the rights, privileges, and limitations of this series of preferred stock shall be filed with the Secretary of State of the State of Delaware. The effect of this preferred stock designation power is that the Board of Directors alone, subject to Federal securities laws, applicable blue sky laws, and Delaware law, may be able to authorize the issuance of preferred stock which could have the effect of delaying, deferring, or preventing a change in control of the Company without further action by its stockholders, and may adversely affect the voting and other rights of the holders of the Company’s common stock. The issuance of preferred stock with voting and conversion rights may also adversely affect the voting power of the holders of the Company’s common stock, including the loss of voting control to others.

Series A Preferred Stock. During December 1999, the Board of Directors approved a Certificate of Resolutions Designating Rights and Preferences of preferred stock, filed with the Secretary of State of the State of Delaware on December 20, 1999. By this approval and filing, 200,000 shares of Series A Preferred Stock were designated. Series A Preferred Stock which carries the following rights:

•
The right to receive mandatory cash dividends equal to the greater of $0.001 per share or 100 times the amount of all dividends (cash or non-cash, other than dividends of shares of common stock) paid to holders of the common stock, which dividend is payable 30 days after the conclusion of each calendar quarter and immediately following the declaration of a dividend on common stock;

•	One hundred votes per each share of Series A Preferred Stock on each matter submitted to a vote of the Company’s stockholders;

•
The right to elect two directors at any meeting at which directors are to be elected, and to fill any vacancy on the Board of Directors previously filled by a director appointed by the Series A Preferred Stock holders;

•
The right to receive an amount, in preference to the holders of common stock, equal to the amount per share payable to holders of common stock, plus all accrued and unpaid dividends, and following payment of 1/100th of this liquidation preference to the holders of each share of common stock, an additional amount per share equal to 100 times the per share amount paid to the holders of common stock; and

•
The right to exchange each share of Series A Preferred Stock for 100 times the consideration received per share of common stock in connection with any merger, consolidation, combination or other transaction in which shares of common stock are exchanged for or converted into cash, securities or other property.

•	The right to be redeemed in accordance with the Company’s stockholders rights plan.

While accrued mandatory dividends are unpaid, we may not declare or pay dividends or distributions on, or redeem, repurchase or reacquire, shares of any class or series of junior or parity stock.

The Series A Preferred Stock was created in connection with the Company’s stockholders rights plan. No shares of Series A Preferred have been issued or are currently outstanding.

Series A Convertible Preferred Stock. On June 19, 2001, the Board of Directors approved a Certificate of Designations to create 500,000 shares of a Class of Series A Convertible Preferred Stock for NeoMedia Technologies, Inc., filed with the Secretary of State of the State of Delaware on June 20, 2001. By this approval and filing, 47,511 shares are designated as Series A Convertible Preferred Stock and remain to be issued.. The Company’s Series A Convertible Preferred Stock, par value $0.01 per share, has the following rights:

•
Each share is convertible into shares of common stock at a one-to-one ratio, subject to proportional adjustments in the event of stock splits or combinations, and dividends or distributions of shares of common stock, at the option of the holder; shares are subject to automatic conversion as determined in each agreement relating to the purchase of shares of Series A Convertible Preferred Stock;

•	Each share is entitled to receive a liquidation preference equal to the original purchase price of such share in the event of liquidation, dissolution, or winding up;

•
Upon merger or consolidation, or the sale, lease or other conveyance of all or substantially all of the Company’s assets, shares of Series A Convertible Preferred Stock are automatically convertible into the number of shares of stock or other securities or property (including cash) to which the common stock into which it is convertible would have been entitled; and

•	Each share is entitled to one vote per share, and vote together with holders of common stock.

In June 2001, 452,489 shares of Series A Convertible Preferred Stock were issued to About.com, Inc. pursuant to a certain Agreement for Payment in common stock, in lieu of cash payment to About.com for online advertising services. On January 2, 2002, such shares were converted into 452,489 shares of common stock. As of the Record Date, there are no shares of Series A Convertible Preferred Stock issued and outstanding.

Series B Convertible Redeemable Preferred Stock. On January 16, 2002, the Board of Directors approved a Certificate of Designation, Preferences, Rights and Limitations of Series B 12% Convertible Redeemable Preferred Stock of NeoMedia Technologies, Inc., filed with the Secretary of State of the State of Delaware on February 28, 2002. By this approval and filing, 100,000 shares were designated as Series B 12% Convertible Redeemable Preferred Stock. The Company’s Series B 12% Convertible Redeemable Preferred Stock, par value $0.01 per share, has the following rights:

•	Series B preferred shares accrue dividends at a rate of 12% per annum, or $1.20 per share, between the date of issuance and the first anniversary of issuance;

•
Series B preferred is redeemed to the maximum extent permitted by law (based on funds legally available for redemption) at a price per share of $15.00, plus accrued dividends (a total of $16.20 per share) on the first anniversary of issuance;

•	Series B preferred receive proceeds of $12.00 per share upon the Company’s liquidation, dissolution or winding up;

•
To the extent, not redeemed on the first anniversary of issuance, Series B preferred is automatically convertible into then existing general class of common stock on the first anniversary of issuance at a price equal to $16.20 divided by the greater of $0.20 and the lowest publicly-sold share price during the 90 day period preceding the conversion date, but in no event more than 19.9% of the Company’s outstanding capital stock as of the date immediately prior to conversion;

•
Upon merger or consolidation, or the sale, lease or other conveyance of all or substantially all of the Company’s assets, shares of Series B preferred are automatically convertible into the number of shares of stock or other securities or property (including cash) to which the common stock into which it is convertible would have been entitled; and

•
Shares of Series B preferred are entitled to one vote per share and vote with common stock, except where the proposed action would adversely affect the Series B preferred or where the non-waivable provisions of applicable law mandate that the Series B preferred vote separately, in which case Series B preferred vote separately as a class, with one vote per share.

No shares of the Series B Convertible Redeemable Preferred Stock have been issued or are currently outstanding.

Series C Convertible Preferred Stock. On February 22, 2006, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation of Series C Convertible Redeemable Preferred Stock of NeoMedia Technologies, Inc. By the approval and filing, 27,000 shares were designated as Series C Convertible Preferred Stock. The Company’s Series C Convertible Preferred Stock, par value $0.01 per share, has the following rights:

•	Series C Convertible Preferred Stock accrues dividends at a rate of 8% per annum;

•	Series C Convertible Preferred Stock receives proceeds of $1,000 per share upon the Company’s liquidation, dissolution or winding up;

•
Each share of Series C Convertible Preferred Stock shall be convertible, at the option of the holder, into shares of the Company’s common stock at the lesser of (i) Fifty Cents ($0.50) or (ii) 97% of the lowest closing bid price of the Company’s common stock for the thirty (30) trading days immediately preceding the date of conversion; and

•
At the option of the holders, if there are outstanding shares of Series C Convertible Preferred Stock on February 17, 2009, each share of Series C Preferred Stock shall convert into shares of common stock at the conversion price then in effect on February 17, 2009; and

•	Series C Convertible Preferred Stock has voting rights on an “as converted” basis.

  As of the Record Date, 19,307 shares of Series Convertible Preferred Stock were issued and outstanding.

We have no present agreements relating to or requiring the designation or issuance of additional shares of preferred stock.

Warrants And Options

As of the Record Date, we had outstanding options and warrants to purchase 132,751,010 and 1,464,470,834 shares of the Company’s common stock, respectively, with exercise prices ranging from $0.01 to $3.45. The number of shares issuable upon exercise and the exercise prices of the warrants are subject to adjustment in the event of certain events such as stock dividends, splits and combinations, capital reorganization and with respect to certain warrants, issuance of shares of common stock at prices below the then exercise price of the warrants.

Warrants. YA Global Investments, L.P. holds 1,449,500,000 of the warrants that we currently have outstanding. Total warrants outstanding as of October 22, 2008 are outlined in the following table:

Original Issue Date	Shares Underlying Warrant	Original Exercise Price	Restated Exercise Price

April 15, 1999	175,000	$3.450	NA
February 25, 2004	100,000	$0.102	NA
March 8, 2004	1,500,000	$0.110	$0.048
March 8, 2004	2,500,000	$0.110	NA
March 23, 2005	2,000,000	$0.227	$0.048
March 23, 2005	2,000.000	$0.227	NA
February 14. 2006	2,000,000	$0.328	NA
February 14, 2006	30,000,000	$0.350	$0.020
February 14, 2006	25,000,000	$0.400	$0.020
February 14, 2006	20,000,000	$0.500	$0.020
August 24, 2006	50,000,000	$0.050	$0.020
August 24. 2006	25,000,000	$0.200	$0.020
August 24, 2006	50,000,000	$0.200	$0.020
August 24, 2006	50,000,000	$0.250	$0.020
December 30, 2006	42,000,000	$0.060	$0.020
March 27, 2007	125,000,000	$0.040	$0.020
June 18, 2007	4,583,334	$0.035	NA
August 24, 2007	75,000,000	$0.020	NA
January 16, 2008	112,500	$0.011	NA
May 16, 2008	7,500,000	$0.018	NA
May 29, 2008	50,000,000	$0.010	NA
July 29, 2008	125,000,000	$0.075	NA
July 29, 2008	125,000,000	$0.050	NA
July 29, 2008	100,000,000	$0.050	NA
July 29, 2008	100,000,000	$0.020	NA
October 20, 2008	125,000,000	$0.075	NA
October 20, 2008	125,000,000	$0.050	NA
October 20, 2008	100,000,000	$0.040	NA
October 20, 2008	100,000,000	$0.020	NA
	1,464,470,834

Stock Option Plans. On September 24, 2003, the Company’s stockholders approved the 2003 Stock Option Plan. Under this Plan, the Company is authorized to grant to employees, directors, and consultants up to 150,000,000 options to purchase shares of common stock. Since inception of the 2003 Stock Option Plan through the Record Date, approximately 38,000,000 options have been exercised, 89,000,000 have been forfeited and placed back into the pool of options available for grant and 131,000,000 remained outstanding. Our named directors and executive officers have approx 43,000,000 of our options outstanding. A former executive officer and director, who is through attribution a 5% or more shareholder of the Company, has 20,000,000 of our options outstanding.

On December 16, 2005, the Company’s stockholders approved the 2005 Stock Option Plan. Under this plan, the Company is authorized to grant to employees, directors, and consultants up to 60,000,000 options to purchase shares of common stock. As of the Record Date, the Company had not registered the underlying shares or issued any options under the 2005 Stock Option Plan.

Anti-Takeover Effects Of Provisions Of The Certificate Of Incorporation

On December 10, 1999, the Board of Directors adopted a stockholders rights plan and declared a non-taxable dividend of one right on each outstanding share of the Company’s common stock to stockholders of record on December 10, 1999 and each share of common stock issued prior to the rights plan trigger date. The stockholder rights plan was adopted as an anti-takeover measure, commonly referred to as a “poison pill.” The stockholder rights plan was designed to enable all stockholders to receive fair and equal treatment in any proposed takeover of the corporation and to guard against partial or two-tiered tender offers, open market accumulations and other hostile takeover tactics to gain control of the Company. The stockholders rights plan, which is similar to plans adopted by many leading public companies, was not adopted in response to any effort to acquire control of the Company at the time of adoption. Certain of the Company’s former directors, former officers and principal stockholders, Charles W. Fritz, William E. Fritz and The Fritz Family Limited Partnership and their holdings, were exempted from the triggering provisions of the Company’s “poison pill” plan, as a result of the fact that, as of the plans adoption, their holdings might have otherwise triggered the “poison pill”.

OTHER MATTERS TO BE ACTED UPON
AT THE SPECIAL MEETING OF STOCKHOLDERS

The management of the Company knows of no other matters to be presented at the Special Meeting. Should any matter requiring a vote of the stockholders other than those listed in this proxy statement arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

ADDITIONAL INFORMATION

The Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing, or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

October ___, 2008	/s/ Iain McCready
Atlanta Georgia
Chief Executive Officer

APPENDIX A

REVOCABLE PROXY

NEOMEDIA TECHNOLOGIES, INC.

The undersigned hereby appoints IAIN MCCREADY and MICHAEL ZIMA, or each of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the December 10, 2008 Special Meeting of Stockholders and to vote all shares of voting capital stock of NEOMEDIA TECHNOLOGIES, INC. which the undersigned is entitled to vote if personally present at said meeting to be held at THE OFFICES OF NEOMEDIA TECHNOLOGIES, INC. AT TWO CONCOURSE PARKWAY, SUITE 500, ATLANTA, GEORGIA 30328 ON DECEMBER 10, 2008, BEGINNING AT 9:30 A.M., EASTERN STANDARD TIME, and at all postponements or adjournments thereof upon all business as may properly come before the meeting with all the powers the undersigned would possess if then and there personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEOMEDIA TECHNOLOGIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPOATION OF NEOMEDIA TECHNOLOGIES, INC. TO REDUCE ITS PAR VALUE FROM $0.01 TO $0.0001 PER SHARE. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERDSIGNED. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL. SUCH PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

PLEASE RETAIN THIS ADMISSION TICKET
FOR THE
SPECIAL MEETING OF STOCKHOLDERS OF
NEOMEDIA TECHNOLOGIES, INC. AT THE OFFICES OF NEOMEDIA TECHNOLOGIES, INC. AT TWO CONCOURSE PARKWAY, SUITE 500, ATLANTA, GEORGIA 30328

DECEMBER 10, 2008
9:30 A.M., EASTERN STANDARD TIME

PRESENT THIS TICKET
TO A NEOMEDIA TECHNOLOGIES, INC. REPRESENTATIVE
AT THE ENTRANCE TO THE MEETING ROOM

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Vote By Mail

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to NeoMedia Technologies, Inc., c/o Michael Zima, Two Concourse Parkway, Suite 500, Atlanta, Georgia 30328.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD BELOW.

IF YOU PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS, PLEASE MARK THE APPROPRIATE BOX ON THE PROXY CARD BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NEOMEDIA TECHNOLOGIES, INC.

Vote on Proposal

1.	To approve an amendment to the Company’s Certificate of Incorporation to decrease the par value of the Company’s common stock from $0.01 to $0.0001.

FOR	☐	AGAINST	☐	ABSTAIN	☐

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT OF THE COMPANY.

Please sign your name exactly as it appears on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.

Please indicate if you plant to attending this meeting:	Yes	☐	No	☐

Signature	Date	Signature (Joint Owners)	Date

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